UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2017

CBOE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34774	20-5446972
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 South LaSalle Street
Chicago, Illinois 60605
(Address of Principal Executive Offices)

Registrant's telephone number, including area code (312) 786-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (16 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (16 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (16 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (16 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Exchange Act of 1934. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On May 18, 2017, CBOE Holdings, Inc. (the “Company”) held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”). The results of voting for each matter submitted to a vote of stockholders at the Annual Meeting are set forth below.

Proposal One

At the Annual Meeting, the persons whose names are set forth below were elected as directors, constituting the entire Board of Directors of the Company. Relevant voting information for each person follows:

Director Nominee	For	Against	Abstain	Broker Non-votes
Edward T. Tilly	79,395,467	1,610,804	996,863	16,405,295
James R. Boris	80,655,420	415,116	932,598	16,405,295
Frank E. English, Jr.	80,742,871	327,826	932,437	16,405,295
William M. Farrow III	80,756,185	314,600	932,349	16,405,295
Edward J. Fitzpatrick	80,773,820	297,112	932,202	16,405,295
Janet P. Froetscher	80,643,246	433,307	926,581	16,405,295
Jill R. Goodman	80,794,161	281,303	927,670	16,405,295
Christopher T. Mitchell	80,651,955	354,604	996,575	16,405,295
Roderick A. Palmore	80,609,046	465,976	928,112	16,405,295
Joseph P. Ratterman	81,094,491	384,878	523,765	16,405,295
Michael L. Richter	81,268,455	280,375	454,304	16,405,295
Samuel K. Skinner	80,560,224	514,125	928,785	16,405,295
Carole E. Stone	80,649,488	426,081	927,565	16,405,295
Eugene S. Sunshine	80,574,081	496,850	932,203	16,405,295

Proposal Two

The advisory proposal for approval, in a non-binding resolution, of the compensation paid to the Company's executive officers was approved by a vote of 78,366,331 shares voting for the proposal, 2,221,679 shares voting against the proposal, 1,415,124 shares abstaining from the vote on the proposal and 16,405,295 broker non-votes.

Proposal Three

The advisory proposal for approval, in a non-binding resolution, of the frequency that the Company will hold a non-binding advisory vote on the compensation paid to the Company's executive officers received the following votes: 72,353,725 shares voting for every one year, 2,624,585 shares voting for every two years, 6,219,631 shares voting for every three years, 805,193 shares abstaining from the vote on the proposal and 16,405,295 broker non-votes.

In connection with the foregoing results of this proposal, the Company’s Board of Directors decided that a non-binding advisory vote to approve the compensation paid to the Company's executive officers will be included annually in the Company’s proxy materials until the next vote on frequency or until the Board of Directors elects to implement a different frequency for such advisory votes.

Proposal Four

The appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the 2017 fiscal year was ratified by a vote of 95,838,879 shares voting for the proposal, 511,023 shares voting against the proposal and 2,058,527 shares abstaining from the vote on the proposal.

There were no other matters presented for a vote at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CBOE HOLDINGS, INC.
(Registrant)

By:	/s/ Joanne Moffic-Silver
Joanne Moffic-Silver
Executive Vice President, General Counsel and Corporate Secretary

Dated: May 19, 2017